Alkami Technology, Inc. Proprietary Information. Alkami Technology First Quarter 2025

2 © A lk am i T ec h n o lo gy , I n c. This presentation contains “forward-looking” statements relating to Alkami Technology, Inc.’s strategy, goals, future focus areas, and expected, possible or assumed future results, including its future cash flows and its financial outlook. These forward-looking statements are based on management's beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements that are not historical facts and may be identified by terms such as “expects,” “believes,” “plans,” or similar expressions and the negatives of those terms. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements, expressed or implied by the forward-looking statements. Factors that may materially affect such forward-looking statements include: Our limited operating history and history of operating losses; our ability to manage future growth; our ability to attract new clients and retain and expand existing clients’ use of our solutions; the unpredictable and time-consuming nature of our sales cycles; our ability to maintain, protect and enhance our brand; our ability to accurately predict the long-term rate of client subscription renewals or adoption of our solutions; our reliance on third-party software, content and services; our ability to effectively integrate our solutions with other systems used by our clients; intense competition in our industry; any downturn, consolidation or decrease in technology spend in the financial services industry, including as a result of recent closures of certain financial institutions and liquidity concerns at other financial institutions; our ability and the ability of third parties on which we rely to prevent and identify breaches of security measures (including cybersecurity) and resulting disruptions of our systems or operations and unauthorized access to client customer and other data; our ability to successfully integrate acquired companies or businesses; our ability to comply with regulatory and legal requirements and developments; our ability to attract and retain key employees; the political, economic and competitive conditions in the markets and jurisdictions where we operate; our ability to maintain, develop and protect our intellectual property; our ability to respond to evolving technological requirements to develop or acquire new and enhanced products that achieve market acceptance in a timely manner; our ability to estimate our expenses, future revenues, capital requirements, our needs for additional financing and our ability to obtain additional capital and other factors described in the Company’s filings with the Securities and Exchange Commission. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. The company reports its financial results in accordance with accounting principles generally accepted in the United States of America, or GAAP. However, the company believes that, in order to properly understand its short-term and long-term financial, operational and strategic trends, it may be helpful for investors to exclude certain non-cash or non-recurring items when used as a supplement to financial performance measures in accordance with GAAP. These items result from facts and circumstances that vary in both frequency and impact on continuing operations. These non-GAAP financial measures provide the company with additional means to understand and evaluate the operating results and trends in its ongoing business by eliminating certain non-cash expenses and other items that Alkami believes might otherwise make comparisons of its ongoing business with prior periods more difficult, obscure trends in ongoing operations, reduce management’s ability to make useful forecasts, or obscure the ability to evaluate the effectiveness of certain business strategies and management incentive structures. In addition, the company also believes that investors and financial analysts find this information to be helpful in analyzing the company’s financial and operational performance and comparing this performance to the company’s peers and competitors. Cautionary Statement Regarding Forward-Looking Statements

3

Alkami Technology, Inc.

Who We Are
- Cloud-based digital banking platform serving U.S. financial institutions

What We Do
- Empower FIs to grow, drive user engagement and improve operational efficiency
- Leverage broad product set enabling retail and commercial banking

How We Do It
- Powerful, scalable technology stack
- Modern architecture, multi-tenant
- Continuous integration, delivery and deployment

Who We Serve
- Community, regional and super-regional FIs

We enable FIs to effectively compete with larger, more technologically advanced and well-resourced competitors


Financial Institutions
Alkami
Digital Banking Consumer and Commercial Users
FinTech Partners

© Alkami Technology, Inc.

4 © A lk am i T ec h n o lo gy , I n c. U.S. Digital Banking User Distribution Users in millions by asset range, including megabanks Source: FI Navigator, December 2023

5

Alkami's Addressable Market: User Characteristics

250M+ digital users, excluding megabanks


Legacy Providers: 210M+
Historical User Growth: 5-8%
Alkami:
20.5M
Competitor:
24.7M

Total market digital users growing 5-8% historically, driven by:

- Increasing number of accounts per customer
- Ease of new account opening via digital tools
- Demographics, including post-COVID shift to exurban areas, decline in unbanked and underbanked customers

Digital user growth historically uncorrelated with contraction in branches or number of FIs

Addressable Market = FIs with assets from $100M to $450B, representing 250M+ digital users
Legacy Providers include Fiserv, FIS, JKHY, DI and other small or point solutions; Competitor data as of 12/31/24
Sources: SEC filings, NCUA, FDIC, FI Navigator, Cornerstone Advisors and Alkami internal research

© Alkami Technology, Inc.

6

Go-To-Market Cadence

Highly targeted annual renewal class allows us to focus sales resources

- **Sales team** drives outbound lead generation, cross selling and account management
- **Client success team** supports retention and deepens the relationships with our clients


9,000+ FIs
2,500 Target Clients
500 Annual Renewals

Over **9,000** FIs in the United States

We focus on the top **2,500** FIs excluding the megabanks

Industry average contract length is 5 years, translating to approximately 500 contracts up for renewal annually

Note: Excludes financial institutions with assets greater than $450B

© Alkami Technology, Inc.

7

Alkami's Addressable Market

Growing, healthy $14 billion TAM


MANTL
(DAO/LOS):
$3.2B
Digital Banking
Platform: $8.8B
Segmint:
$1.3B
ACH Alert:
$1.1B

Total Addressable Market

- 250M digital users x $58 ARPU
- Digital users growing 5% to 8% annually
- 30+ products today vs. 9 in 2015

Digital Banking Platform

- 250M digital users x $35 ARPU
- Existing client digital penetration of <80% expected to converge to near 100%

DOA/LOS

- Acquired Q3 2021 - Digital Account Opening & Unsecured Loan Origination
- Acquired Q1 2025 - Omnichannel Onboarding & Account Opening

ACH Alert

- Acquired Q4 2020 - Fraud Prevention

Segmint

- Acquired Q2 2022 - Managed Marketing & AI

250M users represents FIs with assets between $100M and $450B
Sources: NCUA, FDIC, FI Navigator, Cornerstone Advisors and Alkami internal research

© Alkami Technology, Inc.

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Combination Expected to Position Alkami as Premier Digital Banking Provider

Alkami
MANTL

Expands Market Position	Expected to position Alkami as a leader in digital sales and service platform Unlocks and expands TAM
Stimulates GTM Strategy	Onboard + Engage + Grow strategy drives competitive advantage Proven ability to leverage acquisitions (ACH Alert, Segmint)
Significant Cross-Sell Opportunity	Minimal overlap with existing Alkami clients
Attractive Financial Profile	Expected to be accretive to Alkami growth
Shared Culture of Innovation	Commitment to empowering regional & community financial institutions Client as North Star

© Alkami Technology, Inc.

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MANTL Extends Alkami's Product and Customer Footprint

Sales Channel

- Marketing
- Data Insights
- Card Experience
- Money Movement
- Retail Account Opening
- Business Account Opening
- Customer LOS
- Business LOS

- The #1 retail banking platform
- Consumer and business
- Omnichannel account opening
- Accelerated entrance into LOS market

Service Channel

- Card Management
- Commercial Services
- Billing & Receivables
- Financial Wellness
- Data & Marketing
- Security & Fraud
- Partner Ecosystem
- Branch Manager

- The best data and market platform
- Land and expand to grow relationships
- Driving higher attach rates, wallet share
- Enhancing customer stickiness

Clients

- Credit Unions
- Banks
- FinTech Partners

Client Type

- Consumer / Retail
- Business / Corporate

- Proven playbook in CU market
- Accelerated push into bank market
- Consumer and business banking needs

ALKAMI Strength | SHARED Strength | MANTL Strength

© Alkami Technology, Inc.

10 © A lk am i T ec h n o lo gy , I n c. Multiple Levers Driving Growth ● Clients driven by new logo wins, historically among credit unions, with a growing presence among banks ● Registered users grow as we add new logos and as clients add users ● RPU driven by product penetration at initial sale and by add on sales, and is offset by volume discounts as existing clients add users Note: RPU and ARR include subscription and recurring implementation services revenue and MANTL

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Alkami Digital Sales & Service Platform

Digital Banking

Engage users with an intuitive experience that simplifies self service

MANTL

Core-agnostic, omnichannel onboarding and account opening that supports virtually all deposit types, segments, and roles

Alkami

Awarded "Best Banking App" by Tearsheet in 2024 and the fastest-growing among all banks and credit unions combined


Onboard
Engage
Grow

Onboarding & Account Opening

Onboard new account holders and/or additional accounts for existing customers or members

Data & Marketing

Leverage data from digital banking and core to target relevant products and services segmint

50K demographic & psychographic tags and 12 AI predictive models to acquire customers and cross-sell products

© Alkami Technology, Inc. Confidential

12 © A lk am i T ec h n o lo gy , I n c. Alkami’s Digital Sales & Service Platform Onboard Engage Grow Guard Sales Service Digital Account Opening Marketing Data Insights Card Experience Customer Service Business Banking Financial Wellness Security & Fraud Protection Money Movement Extensibility Comprehensive digital banking to help FIs manage costs and remain competitive

Product Strategy

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The Three Product Pillars


$4,126.23

Digital Banking

- Lead with UX
- Deepen integrations with cores & third party systems
- Hyperfocus on Commercial Banking & DAO

Data Services

- Data Integrity
- Integrating Flux, Segmint and Digital Banking further
- Monetizing data

Platform Services

- Streamlined, trackable and performant APIs
- Enhanced SDK to enable easier customization
- Developer Portal MVP

© Alkami Technology, Inc.

14 © A lk am i T ec h n o lo gy , I n c. How We Achieve Our Long-term Objectives Market Leadership Maintain Strong Credit Union Position Grow Bank Mindshare and Capabilities Drive Add-On Sales Scale and Continued Cost Discipline Continuous Product and Platform Improvement

Alkami Technology, Inc. Proprietary Information. Financial Overview

16 © A lk am i T ec h n o lo gy , I n c. Q1 2025 Financial Performance $M ● Q1’25 revenue growth of 28.5% driven by new clients, existing client user growth and ARPU growth ● GM expansion consistent with our plan to increase GM 200-300 bps per year through 2026 ● Adjusted EBITDA expansion driven by continued scale and efficiencies in Research & Development, Sales & Marketing and General & Administrative Note: Gross margin % on a non-GAAP basis

17 © A lk am i T ec h n o lo gy , I n c. Operating and Financial Highlights Q1 2025 $404M ARR Subscription Revenue Mix as of 3/31/25 95% Subscription Revenue 12/31/24 113% Net Dollar Retention Remaining Performance Obligation as of 3/31/25 $1.6B RPO Digital Banking Clients 278 Q1 2025 244 Q1 2024 Registered Users 20.5M18.1M Q1 2025Q1 2024 ● Signed 4 new digital banking platform clients in Q1 ● Implemented 7 clients in Q1, bringing digital platform client count to 278 ● 36 new clients in implementation backlog, representing 1.1M digital users ● Exited Q1 with 20.5M registered users, up 2.3M or 13%. LTM drivers: (i) FIs implemented represent 1.2M registered users, (ii) existing clients increased their registered users by 1.1M, net of churn ● Increased ARR 33% to $404M ● Remaining performance obligation reached $1.6B representing 3.9x live ARR, up 31% year over year ● LTM churn less than 1% vs long-term expected annual churn modeled at 2-3%

18 © A lk am i T ec h n o lo gy , I n c. Client Base Expansion 2020 151 177 199 236 37 57 67 89 2021 2022 2023 ARR growth driven by larger new logos and increased product penetration 272 104 2024 Total Digital Banking Platform Clients Clients with ARR > $1M

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Technology Demand and Product Expansion Drive ARR

Cohort ARR Expansion Via User Growth and Cross-Sell Success


2012-2016
2017
2018
2019
2020
2021
2022
2023
2024
1.03 x
1.38 x
1.79 x
1.97 x
2.02 x
2.15 x
2.57 x
2.28 x
3.30 x

As of 12/31/24

ARR Expansion Drivers

- Long-term contracts
- Escalating contract minimums
- Gross client retention
- Growth in digital user adoption
- Product cross-sell

© Alkami Technology, Inc.

20 © A lk am i T ec h n o lo gy , I n c. Land and Expand Strategy Drives Same-Client Growth ARR $M at go-live and current

21 © A lk am i T ec h n o lo gy , I n c. Strong Historical Revenue Growth $M Note: Q1’25 includes MANTL revenue of $1.4 million based on acquisition closing date of March 17, 2025

22 © A lk am i T ec h n o lo gy , I n c. Gross Margin Expansion Driven by Scale and Efficiency $M

Best-in-Class GTM Efficiency

23


Alkami Sales & Marketing
as a % of Revenue
40%
30%
20%
10%
0%
Software Universe Median: 30%
15%
16%
16%
15%
15%
2021
2022
2023
2024
2026E

Software Universe Source: Evercore; n = 149

- Long-term contract structure reduces annual GTM motion
- Alkami models annual client retention of 97% - 98%
- 2026E reflects continued growth in S&M spend related to bank market expansion and increased product depth
- Historical high sales team productivity and GTM efficiency; LTM increase in ARR to S&M expense of ~1.2x, among the best in SaaS
- Continued GTM efficiency driven by cross-sale success and upsell opportunities from user growth among our existing client base

© Alkami Technology, Inc.

24 © A lk am i T ec h n o lo gy , I n c. Clear Path to Manage Equity Dilution Using equity as a strategic element to drive executive and shareholder alignment Actively managing the use of equity compensation and the resulting SBC and shareholder dilution Key drivers include: ● Operating leverage ● Compensation mix: salary, variable cash, equity ● Vesting duration ● Controlled headcount expansion ● Headcount mix, including locations and levels Long-term based on previously-issued expectation of mid-20% revenue growth and Adj. EBITDA margin of 20% by 2026 Includes impact of forfeitures

25 © A lk am i T ec h n o lo gy , I n c. 2025 Financial Guidance ● Full year 2025 revenue guidance of $443 million to $447 million and Adj EBITDA guidance of $49.5 million to $52.5 million ● Second quarter 2025 revenue guidance of $109.0 million to $110.5 million, and adjusted EBITDA guidance of $9.0 million to $10.0 million ● Revenue growth driven by continued new client expansion, existing user growth and ARPU expansion; Adj EBITDA growth driven by continued scale and efficiencies in operating costs ● Full year guidance includes revenue of approximately $31.4 million and an Adj EBITDA loss of $5.0 million from the MANTL acquisition. We believe MANTL will be accretive to Adj EBITDA in 2026. We expect MANTL’s ARR under contract at December 31, 2025 to be approximately $60 million, representing a growth rate of over 30% based on the same metric in 2024. ● Second quarter and full-year guidance also includes the impact of our India expansion $ millions; 2025E reflects midpoint of management guidance provided April 30, 2025

26 © A lk am i T ec h n o lo gy , I n c. Attractive Long-Term Profile Expect margin improvement through scale, product mix and operational efficiency

27 © A lk am i T ec h n o lo gy , I n c. Selected Historical Data 2021 2022 2023 2024 Q1’25 Digital banking platform clients 177 199 236 272 278 Growth % 12% 19% 15% 14% Digital banking platform users (M) 12.4 14.5 17.5 20.0 20.5 Growth % 18% 20% 14% 13% Live ARR ($M) $ 169.0 $ 226.1 $ 291.0 $ 355.9 $ 403.9 Growth % 34% 29% 22% 33% RPU $ 13.68 $ 15.55 $ 16.63 $ 17.81 $ 19.74 Growth % 14% 7% 7% 18% RPO ($M) $ 652 $ 893 $ 1,140 $ 1,366 $ 1,565 Growth % 37% 28% 20% 31% Notes: Segmint and MANTL acquisitions completed in Q2’22 and Q1’25, respectively, driving one-time increases in RPU Growth % reflects year-over-year growth

28 © A lk am i T ec h n o lo gy , I n c. Non-GAAP Reconciliations ($000s)

29 © A lk am i T ec h n o lo gy , I n c. Non-GAAP Reconciliations ($000s)

30 © A lk am i T ec h n o lo gy , I n c. Non-GAAP Reconciliations ($000s)